                                                                    Exhibit 32.1

                CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of AmComp Incorporated, (the
"Company") on Form 10-Q for the quarter ended March 31, 2006 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Fred R.
Lowe, the Principal Executive Officer of the Company, certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that, to my knowledge:

        (1)  The report fully complies with the requirements of Section 13(a) or
             15(d) of the Securities Exchange Act of 1934; and

        (2)  The  information  contained in the report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Company.

May 15, 2006

                                             /s/ Fred R. Lowe
                                             -----------------------------------
                                             Name:  Fred R. Lowe
                                             Title: Principal Executive Officer